MANAGER AND FOUNDER
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER
      ZIONS FIRST NATIONAL BANK
      One South Main Street
      Salt Lake City, Utah  84111

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Gary C. Cornia
      William L. Ensign
      Diana P. Herrmann
      Anne J. Mills
      R. Thayne Robson

OFFICERS
      Diana P. Herrmann, President
      Jerry G. McGrew, Senior Vice President
      Kimball L. Young, Senior Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC INC.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

INDEPENDENT AUDITORS
      KPMG LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

JUNE 30, 1999

[Logo of Tax-Free Fund For Utah: a rectangle containing dessert boulders with a sun rising behind it]

TAX-FREE FUND FOR
UTAH

A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

TAX-FREE FUND FOR UTAH

ANNUAL REPORT

"TAKE PRIDE IN HOW YOUR INVESTMENT IS HELPING OTHERS -
WHILE PRIMARILY HELPING YOU"



Dear Fellow Shareholders:                                        August 20, 1999

     Our surveys of shareholders of Tax-Free Fund For Utah have shown that you and other owners of the Fund bought your shares primarily for TAX-FREE INCOME. And, secondarily, the knowledge - provided through the stability of the Fund - that your money would be there when you needed it.

     Additionally, our surveys showed that most of our shareholders are pre-retirees or retirees. These are people who are looking forward to making sure that they have the security of a sound income source from the Fund when they are no longer in the workforce.

     The point you may not have fully appreciated - when you made your investment in the Fund - was that in the process of having the Fund provide you with these benefits, it also provides help to a variety of others within your community and Utah. And, this is a factor in which you can take real PRIDE.

     The economy of Utah is growing at a dynamic rate. As this growth takes place, new and additional municipal projects are needed for the benefit of the citizens of Utah and the various communities in it. These projects include schools, highways, recreational facilities, and a whole array of useful public purpose projects. These projects are what help economic development and provide a high quality of life for the citizens of Utah.

     We think it is important for you to realize this. The projects that the Fund helped finance are all ones that you and others can reach out and touch. We are illustrating for you some of the various kinds of municipal projects that your investment in the Fund has helped create in Utah.

[Photo]
Salt Lake City International Airport

[Photo]
St. George Water Treatment Facility

[Photo]
Single Family Mortgage Bonds for Utah Housing

[Photo]
University of Utah

     The tax laws of Utah, as well as those of the Federal government, allow you to receive income from your investment in the Fund DOUBLE TAX-FREE. It is realized by the State and Federal governmental authorities that it is essential that various municipal projects be built with an advantage to the investor. This advantage is primarily one of TAX-FREE income for you.

     You can take comfort in the knowledge that your investment in the Fund is comprised of a portfolio of municipal securities which possess extremely high quality. Therefore, you can "SLEEP WELL AT NIGHT" knowing that the chances of anything happening to these high quality bonds is very slight indeed. The reason for this, of course, is that the various municipal projects represented in the Fund have behind them a very sound stream of taxes and revenues generated by the projects themselves.

     We again wish to emphasize that while primarily helping you, Tax-Free Fund For Utah is also helping others in your communities and Utah.

     Consequently, you can take great PRIDE in your investment in Tax-Free Fund For Utah.

     You can rest assured that the overall management of the Fund is doing a very careful job of "MINDING THE STORE" for you.

     We appreciate the continued confidence that you have placed in the Fund through your investment in Tax-Free Fund For Utah.

                                                       Sincerely,





Diana P. Herrmann
President

Lacy B. Herrmann
Chairman, Board of Trustees



PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund For Utah at its inception in July, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 1999 as compared with the Lehman Brothers Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.


[Graphic of a line chart with the following information:]

          Lehman Brothers Quality                            Trust's Class A Shares                      Cost of Living Index ($)
          Intermediate Municipal Bond Index ($)   With Sales Charge ($)    Without Sales Charge ($)
7/92                10,000                             9,600                    10,000                             10,000
6/93                10,869                             10,514                   10,953                             10,270
6/94                10,891                             10,460                   10,896                             10,526
6/95                11,851                             11,509                   11,988                             10,846
6/96                12,638                             12,094                   12,598                             11,152
6/97                13,684                             13,160                   13,708                             11,401
6/98                14,867                             14,233                   14,826                             11,593
6/99                15,277                             14,400                   15,000                             11,821



                                        AVERAGE ANNUAL TOTAL RETURN
                                      FOR PERIODS ENDED JUNE 30, 1999

                                                               SINCE
                                     1 YEAR      5 YEARS     INCEPTION
Class A (7/24/92)
     With Sales Charge               (2.88)%      5.82%        5.40%
     Without Sales Charge             1.19%       6.70%        6.02%

Class C (5/21/96)
     With CDSC                       (0.82)%      n/a          4.83%
     Without CDSC                     0.18%       n/a          4.83%

Class Y (5/21/96)
     No Sales Charge                  1.19%       n/a          6.16%

Lehman Index                          2.76%       7.00%        6.32% (Class A)
                                      2.76%       n/a          6.70% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION

PORTFOLIO MANAGER'S ANALYSIS

     FISCAL 1999 REVIEW

     The latest fiscal year, July 1, 1998 through June 30, 1999, saw moderate volatility in interest rates with longer rates generally rising slightly and shorter-term rates declining. Three-month U.S. Treasury bill rates declined just over a quarter of a percentage point to close at 4.8%. Yet this represents a significant jump over the 3.65% rates we saw in October when the international economy was more of a concern. Longer treasuries closed near their high for the year and more than 1.5% off the bottom Ten-year municipal index yields traded in a tighter range of 3.9% to 4.8% and closed at fiscal year end of June 30, 1999 at 4.8%, which was an increase of 40 basis points over the course of the year. Heavy municipal bond supply and strong demand for U.S. government paper converged in the Fall of 1998 to take 10-year municipal yields from 80% of treasuries to 96%, one of the most attractive levels in this decade. Since then, a moderation in municipal bond supply and a reversal in Fed policy have caused municipals to outperform and trade back to a normal level of about 83% of treasuries.

     With the rise in interest rates, the net asset value of the Class A shares of the Fund decreased over the fiscal year from $10.24 to $9.88. As you will recall, prices of municipal bonds move in an opposite direction from that of interest rates.

     FISCAL 2000 STRATEGY

     The municipal demand structure has shifted in recent months as a result of a virtual disappearance of net new demand from institutions, particularly from property and casualty insurance companies. Direct retail buyers now make up a much larger percentage of the market. This change has consequences for the overall functioning of the market. For example, the liquidity, underwriting practices, and the magnitude of risk inherent in underwriters acquiring a position in municipal bonds without having these bonds presold changes the character of the market.

     We think this is generally good for the Fund. Spreads on municipal bonds will widen off the "high-grade scales", as defined by published financial services. While this may make it more difficult to sell municipal securities it will also provide more opportunity to purchase municipal securities at attractive prices. Published scales represent a very narrowly defined coupon structure, which represents an optimal structure relative to existing demand. Municipal bonds that are not structured in this way simply have to yield more. This situation has caused considerable confusion in the marketplace. We think there is an opportunity in purchasing municipal securities that fit into these higher returning categories, such as housing bonds and high-quality bonds that are prerefunding candidates.

     The Fund primarily seeks out attractive Utah bonds for the portfolio. However, in view of the present market situation, we have currently included some non-Utah bonds in the Fund's portfolio. These are bonds that are still double tax-free for Utah residents. The conservative fiscal management in most Utah communities combined with extensive use of bond insurance has resulted in a very high quality, and lower yielding market for Utah bonds. Recently, the magnitude of difference between Utah and other states on yields of comparable quality double tax-free bonds has been unusually high. Consequently, we believe that there will be opportunities on a limited basis to add attractive non-Utah bonds to the portfolio to take advantage of spread differences. We also anticipate using some smaller issues that offer good quality yet, for one reason or another, the issuer chooses not to apply for a rating. These offerings benefit smaller projects in Utah and will provide a higher return to the portfolio. Overall, we hope to find securities that will help us increase the relative yield, lower the volatility and improve the total return.

[Logo of KPMG LLP: the letters KPMG in front of four solid rectangles]



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund For Utah, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



/s/  KPMG LLP
--------------


New York, New York

July 27, 1999

TAX-FREE FUND FOR UTAH
STATEMENT OF INVESTMENTS
JUNE 30, 1999

                                                                                 RATING
     FACE                                                                       MOODY'S/
    AMOUNT       GENERAL OBLIGATION BONDS (12.8%)                                 S&P             VALUE
                 CITY AND COUNTY GENERAL OBLIGATION BONDS (4.7%)
$   2,095,000    Clearfield City Utah 5.125%, 02/01/18                          NR/AAA        $   2,019,056
      300,000    Weber County, Utah Unlimited Tax, FGIC
                    Insured, 5.625%, 1/15/11                                    Aaa/AAA             306,375
                                                                                                  2,325,431
                 SCHOOL DISTRICT GENERAL OBLIGATION BONDS (8.1%)
    1,000,000    Davis County, Utah School District,
                    MBIA Insured, 5.850%, 06/01/0                               Aaa/AAA           1,063,750
      345,000    Iron County, Utah School District,
                    5.000%, 01/15/12                                            Aaa/AAA             342,844
      770,000    Nebo County, Utah School District, FGIC Insured,
                    6.00%, 06/15/18                                             Aaa/AAA             828,713
    1,255,000    Park City Utah School District, FGIC Insured,
                    6.00%, 2/01/07                                              Aaa/AAA           1,353,830
      365,000    Provo City Utah School District, FGIC Insured,
                    5.10%, 6/15/15                                              Aaa/NR              357,700
                                                                                                  3,946,837
                    Total General Obligation Bonds                                                6,272,268

                 REVENUE BONDS (88.9%)

                 EDUCATION REVENUE BONDS (12.2%)
      380,000    New Hampshire Higher Education, Androscoggin
                    Hospital, MBIA Insured, 5.800%, 11/01/27                    NR/A-               381,425
      500,000    Private College & University, Georgia, Mercer
                    University Series, MBIA Insured, 5.250%,
                    10/01/25                                                    NR/A                476,250
      200,000    University of Utah Revenue Refunding,
                    (Biology Research Facilities), MBIA Insured,
                    5.500%, 04/01/11                                            Aaa/AAA             205,000
    5,000,000    Utah State Board of Regents, University of Utah
                    4.750%, 04/01/25                                            Aaa/AAA           4,450,000
      500,000    Wisconsin St. Health & Education,
                    Aurora Health Care 5.625%, 02/15/29                         NR/A-               468,750
                                                                                                  5,981,425

                 HOSPITAL REVENUE BONDS (12.5%)
      535,000    Abiline Texas Hospital Authority, Hendrick
                    Medical Center 9.600%, 12/01/12                             NR/AAA              685,469


    2,000,000    Bountiful, Utah Hospital Revenue, IHC Health
                    Services, MBIA Insured, 5.750%, 12/15/18                    NR/NR*            1,905,000
    2,000,000    Utah County, Utah Hospital Revenue,  IHC Health
                    Services, MBIA Insured, 5.250%, 08/15/21                    Aaa/AAA           1,935,000
    1,090,000    Utah County, Utah Hospital Revenue, IHC Health
                    Services MBIA Insured, 5.250%, 08/15/26                     Aaa/AAA           1,042,312
      500,000    Wisconsin State Health, Hess Memorial Hospital,
                    7.875%, 11/01/22                                            Aaa/AAA             565,625
                                                                                                  6,133,406

                 INDUSTRIAL DEVELOPMENT REVENUE BONDS (0.5%)
      250,000    Sandy City, Utah Industrial Development,
                    H Shirl Wright Project, 6.125%, 08/01/16                    NR/AAA              260,000
                                                                                                    260,000

                 LEASE REVENUE BONDS (18.1%)
    1,000,000    Logan, Utah Municipal Building Authority,
                    MBIA Insured, 5.200%, 04/01/18                              Aaa/NR              966,250
      700,000    Salt Lake County, Utah Municipal
                    Building Authority, 5.000%, 10/01/12                        Aaa/AAA             688,625
    1,020,000    Salt Lake City, Utah Municipal Building Authority,
                    6.000%, 10/15/14                                            A1/A+             1,085,025
    1,020,000    Salt Lake County, Utah Municipal Building
                    Authority, Series 1994A, MBIA Insured
                    6.050%, 10/01/08                                            Aaa/AAA           1,079,925
      665,000    Salt Lake County, Utah Municipal
                    Building Authority, MBIA Insured
                    4.900%, 10/01/11                                            Aaa/AAA             653,362
      350,000    Utah State Building Ownership Authority,
                    5.750%, 08/15/08                                            Aa/AA               357,438
    1,000,000    Utah State Building Ownership Authority,
                    5.500%, 5/15/09                                             Aaa/AAA           1,038,750
    1,000,000    Utah State Building Ownership Authority,
                    5.500%, 5/15/19                                             Aaa/AAA           1,018,750
    2,000,000    Utah State Building Ownership Authority,
                    5.250%, 5/15/20                                             Aaa/AAA           1,975,000
                                                                                                  8,863,125


                 MORTGAGE REVENUE BONDS (5.6%)
      500,000    Boulder County Colorado, Multi Family Housing,
                    6.250%, 06/01/19                                            NR/NR*              488,750
      240,000    Idaho Housing Finance Agency
                    6.400%, 07/01/11                                            NR/AA               247,200
      590,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series E-1,
                    6.600%, 07/01/11                                            NR/AA               611,387
      395,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series 1994C,
                    6.350%, 07/01/11                                            Aa2/NR              409,319
      990,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series 1994C,
                    5.650%, 07/01/16                                            Aaa/AAA             991,238
                                                                                                  2,747,894

                 TRANSPORTATION REVENUE BONDS (4.5%)
      875,000    Salt Lake City, Utah Airport Revenue,
                    FGIC Insured, Series B,5.875%, 12/01/12                     Aaa/AAA             918,750
      285,000    Salt Lake City, Utah Airport Revenue,
                    FGIC Insured, Series B,5.875%, 12/01/18                     Aaa/AAA             298,538
    1,000,000    Utah Transit Authority Sales Tax Revenue
                    FSA Insured,5.375%, 12/15/22                                NR/AAA              987,500
                                                                                                  2,204,788
                 WATER AND SEWER REVENUE BONDS (17.1%)
      260,000    Ashley Valley, Utah, FGIC Insured,
                    9.500%, 01/01/08                                            Aaa/AAA             315,575
      670,000    Granger & Hunter Water Revenue, Utah,
                    FGIC Insured, 4.625%, 03/01/1                               Aaa/AAA             642,363
      300,000    St. George, Utah Water Revenue, FGIC Insured,
                    5.375%, 06/01/16                                            Aaa/AAA             300,000
    1,000,000    St. George, Utah Interlocal Agency Revenue,
                    AMBAC Insured, 5.125%, 12/01/17                             NR/AAA              963,750
      500,000    Salt Lake City, Utah Water And Sewer Revenue,
                    AMBAC Insured 5.750%, 02/01/13                              Aaa/AAA             518,750
      800,000    Timpanogos, Utah Water & Sewer Revenue.
                    Series A, AMBAC Insured, 6.00%, 06/01/16                    Aaa/AAA             866,000
    4,000,000    Timpanogos, Utah Water & Sewer Revenue
                    AMBAC Insured, 5.00%, 06/01/19                              Aaa/AAA           3,770,000


    1,000,000    Utah Water Finance Agency Revenue, Series A
                    AMBAC Insured, 5.300%, 10/01/23                             Aaa/AAA             976,250
                                                                                                  8,352,688

                 UTILITY REVENUE BONDS (18.4%)

    1,500,000    Intermountain Power Agency, Utah,
                    6.500%, 07/01/11                                            Aaa/AAA           1,693,125
    2,430,000    Salt Lake City Utah
                    5.250%, 12/15/15                                            Aaa/AAA           2,433,038
      790,000    Utah Association Municipal Power
                    Systems Revenue, 5.250%, 12/01/09                           NR/A-               790,988
      350,000    Utah Association Municipal Power Systems
                    Revenue, AMBAC Insured, 5.500%, 12/01/13                    Aaa/AAA             356,125
    1,245,000    Utah Association Municipal Power Systems
                    Revenue, AMBAC Insured, 5.250%, 06/01/11                    Aaa/AAA           1,238,775
      695,000    Utah State Municipal Power Agency, Electric Systems
                    Revenue, FGIC Insured, 5.500%, 07/01/10                     Aaa/AAA             714,112
      650,000    Utah State Municipal Power Agency, Electric Systems
                    Revenue, FGIC Insured, 5.500%, 07/01/11                     Aaa/AAA             663,000
    1,125,000    Utah State Municipal Power Agency, Electric
                    Systems Revenue, FGIC Insured, 5.250%,
                    07/01/18                                                    Aaa/AAA           1,096,875
                                                                                                  8,986,038
                         Total Revenue Bonds                                                     43,529,364

                    Total Investments (cost $50,745,045**)              101.7%                   49,801,632
                    Liabilities in excess of other assets                (1.7)                     (878,437)
                    Net Assets                                          100.0%                $  48,923,195

                (*) Any security not rated must be determined by the Investment
                    Sub-Adviser to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.
               (**) Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.

                                              TAX-FREE FUND FOR UTAH
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                   JUNE 30, 1999

ASSETS
     Investments at value (cost $50,745,045)                                              $  49,801,632
     Interest receivable                                                                        631,198
     Receivable for investment securities sold                                                   25,000
     Due from Manager for reimbursement of expenses (note 3)                                      7,901
     Receivable for fund shares sold                                                                144
     Total assets                                                                            50,465,875

LIABILITIES
     Cash overdraft                                                                           1,433,485
     Dividends payable                                                                           42,699
     Accrued expenses                                                                            32,309
     Distribution fees payable                                                                   28,872
     Management fee payable                                                                       5,315
     Total liabilities                                                                        1,542,680

NET ASSETS                                                                                $  48,923,195

     Net Assets consist of:
     Capital Stock - Authorized an unlimited number of shares, par value $.01 per share   $      49,537
     Additional paid-in capital                                                              49,622,136
     Net unrealized depreciation on investments                                                (943,413)
     Accumulated net realized gain on investments                                               238,635
     Distributions in excess of net investment income                                           (43,700)
                                                                                          $  48,923,195

CLASS A
     Net Assets                                                                           $  47,251,139
     Capital shares outstanding                                                               4,784,275
     Net asset value and redemption price per share                                       $        9.88
     Offering price per share (100/96 of $9.88 adjusted to nearest cent)                  $       10.29

CLASS C
     Net Assets                                                                           $   1,667,473
     Capital shares outstanding                                                                 168,957
     Net asset value and offering price per share                                         $        9.87
     Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if
          redeemed during the first 12 months after purchase)                             $        9.87*

CLASS Y
     Net Assets                                                                           $       4,583
     Capital shares outstanding                                                                     464
     Net asset value, offering and redemption price per share                             $        9.88

See accompanying notes to financial statements.

                                              TAX-FREE FUND FOR UTAH
                                              STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:

     Interest income                                                                      $ 2,534,987

Expenses:

     Management fee (note 3)                                               $    252,515
     Distribution and service fees (note 3)                                     114,004
     Legal fees                                                                  68,379
     Shareholders' reports and proxy statements                                  29,057
     Custodian fees                                                              23,176
     Transfer and shareholder servicing agent fees                               22,312
     Trustees' fees and expenses (note 8)                                        20,971
     Audit and accounting fees                                                   19,750
     Registration fees and dues                                                   5,816
     Insurance                                                                    2,321
     Miscellaneous                                                               19,144
                                                                                577,445

     Management fee waived (note 3)                                            (200,822)
     Reimbursement of expenses by Manager (note 3)                             (131,525)
     Expenses paid indirectly (note 7)                                          (38,043)
          Net expenses                                                                        207,055
          Net investment income                                                             2,327,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain from securities transactions                             762,330
     Change in unrealized depreciation on investments                        (2,618,527)

     Net realized and unrealized loss on investments                                       (1,856,197)
     Net increase in net assets resulting from operations                                 $   471,735

See accompanying notes to financial statements.

                                              TAX-FREE FUND FOR UTAH
                                        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED JUNE 30,
                                                                                  1999                    1998
OPERATIONS:
     Net investment income                                                 $    2,327,932           $   1,557,122
     Net realized gain from securities transactions                               762,330                  40,106
     Change in unrealized appreciation (depreciation) on investments           (2,618,527)                829,222
          Change in net assets from operations                                    471,735               2,426,450

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
     Class A Shares:
     Net investment income                                                     (2,298,984)             (1,492,609)
     Net realized gain on investments                                              -                       -

     Class C Shares:
     Net investment income                                                        (65,213)                (32,512)
     Net realized gain on investments                                              -                       -

     Class Y Shares:
     Net investment income                                                        (20,603)                (46,710)
     Net realized gain on investments                                              -                       -
          Change in net assets from distributions                              (2,384,800)             (1,571,831)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
     Proceeds from shares sold                                                 45,921,189               6,634,401
     Reinvested dividends and distributions                                     1,427,466                 910,182
     Cost of shares redeemed                                                  (28,989,047)             (5,074,894)
          Change in net assets from capital share transactions                 18,359,608               2,469,689
          Change in net assets                                                 16,446,543               3,324,308

NET ASSETS:
     Beginning of period                                                       32,476,652              29,152,344

     End of period (including distributions in excess
          of net investment income of $43,700 and $28,748,
          in 1999 and 1998, respectively)                                  $   48,923,195              32,476,652

See accompanying notes to financial statements.

                                              TAX-FREE FUND FOR UTAH
                                           NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund For Utah (the "Fund"), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 1999, there were no Class I shares outstanding. All classes of shares, represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

     Zions First National Bank (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.


     For the year ended June 30, 1999, the Fund incurred fees for advisory and administrative services of $252,515 of which $200,822 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $131,525. Of this amount, $123,624 was paid prior to June 30, 1999 and the balance of $7,901 was paid in early July 1999.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 1999, service fees on Class A Shares amounted to $96,628, of which the Distributor received $2,004.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1999, amounted to $13,032. In addition, under a Shareholder Services Plan, the Fund is authorized to mak service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1999, amounted to $4,344. The total of these payments with respect to Class C Shares amounted to $17,376, of which the Distributor received $12,460.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Utah, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1999, the Distributor received commissions of $11,063 on sales of Class A Shares.


4. PURCHASES AND SALES OF SECURITIES
     During the year ended June 30,1999, purchases of securities and proceeds from the sales of securities aggregated $62,576,486 and $42,939,335, respectively.

    At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $595,953 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,539,366, for a net unrealized depreciation of $943,413.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

     The Fund is also permitted to invest in tax-free municipal obligations of issuers in other states and U.S. territories meeting comparable quality standards and providing income which is exempt from both regular Federal and Utah income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Utah issuers are not available in the market. At June 30, 1999, the Fund had 6.8% of its net assets invested in seven such municipal issues.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were six Trustees. Trustees' fees paid during the year were at the average annual rate of $1,600 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1999, such reimbursements averaged approximately $2,000 per Trustee. Two of the Trustees, who are affiliated with the Manager, are not paid any Trustee fees.


9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                 YEAR ENDED                        YEAR ENDED
                                               JUNE 30, 1999                     JUNE 30, 1998
                                          SHARES           AMOUNT           SHARES          AMOUNT
CLASS A SHARES:
     Proceeds from shares sold          4,369,607      $  44,913,787       314,265      $  3,194,917
     Reinvested distributions             135,169          1,383,403        87,243           887,298
     Cost of shares redeemed           (2,553,748)       (26,188,074)     (491,638)       (4,998,075)
          Net change                    1,951,028         20,109,116       (90,130)         (915,860)

CLASS C SHARES:
     Proceeds from shares sold             98,144          1,007,402       141,339         1,434,846
     Reinvested distributions               4,308             44,057         2,241            22,879
     Cost of shares redeemed              (77,697)          (797,214)       (3,501)          (35,659)
     Net change                            24,755            254,245       140,079         1,422,066

CLASS Y SHARES:
     Proceeds from shares sold             -                  -            194,062         2,004,638
     Reinvested distributions                   1                  6             1                 5
     Cost of shares redeemed             (193,611)        (2,003,759)       (4,094)          (41,160)
     Net change                          (193,610)        (2,003,753)      189,969         1,963,483
Total transactions in Fund shares       1,782,173      $  18,359,608       239,918      $  2,469,689


                                              TAX-FREE FUND FOR UTAH
                                               FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A(1)
                                                                     YEAR ENDED JUNE 30,
                                                        1999      1998      1997      1996      1995
Net Asset Value, Beginning of Period                   $10.24    $9.94     $9.74     $9.59     $9.32

Income from Investment Operations:
     Net investment income                               0.49     0.52      0.52      0.54      0.55
     Net gain (loss) on securities (both realized
          and unrealized)                               (0.36)    0.30      0.21      0.15      0.27

     Total from Investment Operations                    0.13     0.82      0.73      0.69      0.82

Less Distributions (Note 6):
     Dividends from net investment income               (0.49    (0.52)    (0.53)    (0.54)    (0.55)
     Distributions from capital gains                     -        -         -         -         -

     Total Distributions                                (0.49)   (0.52)    (0.53)    (0.54)    (0.55)

Net Asset Value, End of Period                          $9.88   $10.24     $9.94     $9.74     $9.59

Total Return (Not Reflecting Sales Charge)(%)            1.19     8.41      7.72      7.17      9.09

Ratios/Supplemental Data
     Net Assets, End of Period ($ thousands)           47,251   29,013    29,071    28,881    27,536
     Ratio of Expenses to Average Net Assets (%)         0.45     0.34      0.28      0.20      0.09
     Ratio of Net Investment Income to Average
          Net Assets (%)                                 4.57     5.06      5.44      5.48      5.84
     Portfolio Turnover Rate (%)                        87.49    11.31      5.09     11.15     22.92

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

     Ratio of Expenses to Average Net Assets (%)         1.04     1.30      1.32      1.29      1.29
     Ratio of Net Investment Income (Loss) to Average
          Net Assets (%)                                 3.98     4.10      4.40      4.39      4.64

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

     Ratio of Expenses to Average Net Assets (%)         0.38     0.33      0.27      0.19      0.08

(1)  Designated as Class A Shares on May 21, 1996.

Note: Effective July 16, 1998, Zions First National Bank became the Fund's
     Investment Sub-Adviser replacing First Security Investment Management, Inc.


See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C(1)                               CLASS Y(1)
                                                                              PERIOD(2)                                  PERIOD(2)
                                                      YEAR ENDED JUNE 30,       ENDED         YEAR ENDED JUNE 30,          ENDED
                                                   1999      1998     1997  JUNE 30, 1996    1999      1998      1997  JUNE 30, 1996
Net Asset Value, Beginning of Period              $10.23    $9.94     $9.74     $9.77       $10.24    $9.94     $9.74     $9.77

Income from Investment Operations:
     Net investment income                          0.38     0.41      0.44      0.05         0.45     0.53      0.61      0.06
     Net gain (loss) on securities (both realized
          and unrealized)                          (0.35)    0.29      0.21     (0.03)       (0.32)    0.30      0.21     (0.03)

Total from Investment Operations                    0.03     0.70      0.65      0.02         0.13     0.83      0.82      0.03

Less Distributions (Note 6):
     Dividends from net investment income          (0.39)   (0.41)    (0.45)    (0.05)       (0.49)   (0.53)    (0.62)    (0.06)
     Distributions from capital gains                -        -         -         -            -        -         -         -

     Total Distributions                           (0.39)   (0.41)    (0.45)    (0.05)       (0.49)   (0.53)    (0.62)    (0.06)

Net Asset Value, End of Period                     $9.87   $10.23     $9.94     $9.74        $9.88   $10.24     $9.94     $9.74

Total Return (Not Reflecting Sales Charge) (%)      0.18     7.20      6.80      0.20+        1.19     8.52      8.69      0.29+

Ratios/Supplemental Data
     Net Assets, End of Period ($ thousands)       1,667    1,476        41       0.1            5    1,988        41       0.1
     Ratio of Expenses to Average Net
          Assets (%)                                1.45     1.36      1.08      0.14+        0.43     0.37      0.08      0.03+
     Ratio of Net Investment Income to
          Average Net Assets (%)                    3.57     3.94      4.64      0.50+        4.45     5.02      5.64      0.61+
     Portfolio Turnover Rate (%)                   87.49    11.31      5.09     11.15+       87.49    11.31      5.09     11.15+

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

     Ratio of Expenses to Average Net
          Assets (%)                                1.85     2.08      2.12      0.23+        0.96     1.10      1.12     0.11+
     Ratio of Net Investment Income (Loss) to
          Average Net Assets (%)                    3.17     3.22      3.60      0.41+        3.92     4.29      4.60     0.53+

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

     Ratio of Expenses to Average Net
          Assets (%)                                1.37     1.35      1.07      0.14+        0.34     0.36      0.07     0.03+

(1)  New Class of Shares established on May 21, 1996.
(2)  From May 21, 1996 TO June 30, 1996.
 +   Not annualized.

Note: Effective July 16, 1998, Zions First National Bank became the Fund's
     Investment Sub-Adviser replacing First Security Investment Management, Inc.

See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 1999, $2,327,157 of dividends paid by Tax-Free Fund For Utah, constituting 98.19% of total dividends paid during fiscal 1999, were exempt-interest dividends; $41,916 of dividends paid, constituting 1.77% of total dividends paid during fiscal 1999, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 1999, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.

PREPARING FOR YEAR 2000 (UNAUDITED)

     The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

     The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

     The Fund has NOT incurred, nor is anticipated to incur, any costs related to Y2K. All such costs are being incurred by the respective vendors.

     As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.



     We will continue to keep you up-to-date through future communications.

